--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ------------------------------------

                          CHIEFTAIN INTERNATIONAL INC.
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[CHIEFTAIN INTERNATIONAL, INC. LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 25, 2000


The annual meeting of the shareholders of Chieftain International, Inc. ("the Company") will be held in the Marlboro Room of The Westin Hotel, 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 25, 2000 at 10:30 a.m. (Edmonton time) to receive and consider the annual report for the year ended December 31, 1999, the financial statements as at and for the year ended December 31, 1999, and the report of the auditors on the financial statements, and in addition for the following purposes:

1.       to elect three directors;

2. to appoint auditors of the Company until the close of the next annual meeting;

3.       to approve an amendment to the Share Option Plan; and

4. to transact all such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on the 27th day of March, 2000 as the record date for the determination of shareholders who are entitled to notice of and to vote at the annual meeting. The share transfer books will not be closed.

If you are unable to attend the meeting in person, please complete, date and sign the enclosed form of proxy and mail it promptly in the enclosed postage-paid envelope.


By order of the Board of Directors


/s/ ESTHER S. ONDRACK
------------------------------------
Esther S. Ondrack
Senior Vice President and Secretary

March 15, 2000

[CHIEFTAIN INTERNATIONAL, INC. LETTERHEAD]

                              INFORMATION CIRCULAR

SOLICITATION OF PROXIES

This Information Circular and the accompanying Notice of Meeting and form of proxy are being mailed to shareholders on or about March 30, 2000 in connection with the solicitation of proxies by the management of Chieftain International, Inc. (hereinafter called the "Company") to be voted at the annual meeting of shareholders (the "meeting") to be held at 10:30 a.m., Edmonton time, in the Marlboro Room of The Westin Hotel 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 25, 2000. The Directors have fixed the close of business on March 27, 2000 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting.

The solicitation will be primarily by mail and electronic means and the cost will be borne by the Company. In addition, the Company will reimburse banks, brokerage houses and other custodians, nominees or fiduciaries for reasonable expenses incurred by them in forwarding proxy material to their principals to obtain authorization for the execution of proxies.

All shares represented by proxy will be voted, provided that instruments of proxy are received by CIBC Mellon Trust Company, registrar and transfer agent, at its office at 600, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, Canada, or by the Company at its principal office at 1201 TD Tower, 10088 - 102 Avenue, Edmonton, Alberta, T5J 2Z1, Canada, no later than 10:30 a.m., May 24, 2000.

The Company's accounts are maintained, and all dollar amounts herein are stated, in United States dollars. The average rates of exchange for Canadian dollars per U.S.$1.00 during 1998, 1999 and during the period January 1 to February 29, 2000, were $1.4831, $1.4860 and $1.4500, respectively. The rates on December 31, 1998, December 31, 1999, and February 29, 2000 were $1.5305, $1.4433 and
$1.4488, respectively.

APPOINTMENT AND REVOCATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY ARE DIRECTORS AND OFFICERS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING AND HE OR SHE MAY EXERCISE THIS RIGHT BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

The instrument appointing a proxy shall be in writing and signed by the shareholder or the shareholder's attorney authorized in writing. If the shareholder is a corporation, the document must carry the signature of a duly authorized officer or attorney thereof.

A registered shareholder who has deposited a proxy has the power to revoke it. A proxy may be revoked by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such meeting on the day of the meeting or adjournment thereof, and upon either of such deposits the proxy is revoked. In addition, a proxy may be revoked in any other manner permitted by law.

EXERCISE OF DISCRETION BY PROXY

The person named in the enclosed proxy will vote the shares in respect of which he or she is appointed in accordance with the direction of the shareholder appointing him or her. IN THE ABSENCE OF SPECIFIC DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS AND THE APPOINTMENT OF THE AUDITORS NAMED IN THIS INFORMATION CIRCULAR AND IN FAVOR OF THE RESOLUTION TO AMEND THE SHARE OPTION PLAN. If any amendments or variations in the matters identified in the notice of meeting or if any other matters properly come before the meeting or any adjournment or adjournments thereof, the proxy confers discretionary authority upon the shareholder's nominee to vote on such amendments or variations or such other matters in accordance with his or her best judgment. Proxies will not be voted with respect to any material amendment or any material variation of the matters which come before the meeting. At the date of the notice of meeting, management knows of no such amendment or variation or other matter to come before the meeting.

VOTING SHARES

The registered holders of the outstanding common shares of the Company of record at the close of business on March 27, 2000 are entitled to notice of and to vote at the meeting. The number of common shares outstanding on December 31, 1999 and on February 29, 2000 was 16,224,059. Each common share entitles the registered holder thereof to one vote, which may be given in person or by proxy. Approval of each matter to come before the meeting requires an affirmative vote by the holders of a majority of the shares voted at the meeting, whether in person or by proxy. The quorum for the meeting is two persons present and holding or representing by proxy at least one-third of the issued shares of the Company for the time being having voting rights.

SHARE OWNERSHIP

The following table describes, to the knowledge of the Company, shareholders owning beneficially, as at February 29, 2000, more than five percent of the outstanding common shares of the Company.

===================================================================================================
                                             Amount and Nature of
 Name and Address                           Beneficial Ownership of
of Beneficial Owner                              Common Shares                     Percent of Class
---------------------------------------------------------------------------------------------------
OppenheimerFunds Inc.
Two World Trade Center, Suite 3400               1,515,200(1)                           9.3
New York, New York 10048-0203
---------------------------------------------------------------------------------------------------
T. Rowe Price Associates, Inc.
100 East Pratt Street                            1,471,300(2)                           9.1
Baltimore, Maryland 21202
---------------------------------------------------------------------------------------------------
Scudder Kemper Investments, Inc.
345 Park Avenue                                    952,000(3)                           5.9
New York, New York 10154
---------------------------------------------------------------------------------------------------
Strong Capital Management, Inc.
100 Heritage Reserve                               885,200(4)                           5.5
Menomonee Falls, Wisconsin 53051
===================================================================================================

(1) The information is based on filings with the Securities and Exchange Commission ("SEC") on Schedule 13-G according to which the beneficial owner has sole voting power and shared dispositive power with respect to 1,515,200 shares.

(2) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The information is based on filings with the SEC on Schedule 13-G and results of the Company's inquiries according to which Price Associates has sole voting power with respect to 407,500 shares and sole dispositive power with respect to 1,417,800 shares.

(3) The information is based on filings with the SEC on Schedule 13-G and results of the Company's inquiries according to which Scudder Kemper Investments, Inc. ("Scudder Kemper") has sole voting power with respect to 674,500 shares, shared voting power with respect to 15,100 shares and sole dispositive power with respect to 952,000 shares. Although these shares are attributable to Scudder Kemper pursuant to SEC regulations, Scudder Kemper disclaims "beneficial ownership".

(4) The information is based on filings with the SEC on Schedule 13-G according to which the beneficial owner has sole voting power with respect to 294,800 shares and sole dispositive power with respect to 885,200 shares.

The table below indicates the number of the Company's common shares and the number of Chieftain International Funding Corp. $1.8125 Convertible Redeemable Preferred Shares ("the preferred shares") owned by (i) the directors (including those nominated for election); (ii) the Named Executive Officers as defined on page 5; and (iii) all directors and officers as a group. The common shares shown as issuable upon exercise of options are issuable within 60 days. Each preferred share is convertible into 1.25 common shares of the Company.


====================================================================================================================================
                                          Shares Beneficially Owned as at February 29, 2000

                              Common Shares                 Percent of Class(1)    Preferred Shares    Percent of Class(1)
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Hurley             107,221(2)                           -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
Hugh J. Kelly                  37,666(3)                           -                  10,000               -
------------------------------------------------------------------------------------------------------------------------------------
John E. Maybin                 37,666(4)                           -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
Stanley A. Milner             676,991(5)                         4.1                  39,000             1.4
------------------------------------------------------------------------------------------------------------------------------------
David E. Mitchell              46,666(3)                           -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
Louis G. Munin                 40,666(3)                           -                   2,000               -
------------------------------------------------------------------------------------------------------------------------------------
Esther S. Ondrack             100,110(6)                           -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
Stuart T. Peeler               19,466(7)                           -                  30,000             1.1
------------------------------------------------------------------------------------------------------------------------------------
Edward L. Hahn(8)              46,286(9)                           -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
Ronald J. Stefure(10)          24,618(11)                          -                       -               -
------------------------------------------------------------------------------------------------------------------------------------
All directors and
 officers as a group        1,206,243 (12)                       7.2                  81,000             3.0
====================================================================================================================================


(1)  Percentages of less than one are omitted.

(2)  Includes 103,331 shares issuable upon exercise of options.

(3)  Includes 36,666 shares issuable upon exercise of options.

(4)  Includes 36,166 shares issuable upon exercise of options.

(5)  Includes 128,332 shares issuable upon exercise of options.
     In addition an associate of S.A. Milner owns 3,000 shares.

(6)  Includes 77,498 shares issuable upon exercise of options.
     In addition an associate of E.S. Ondrack owns 500 shares.

(7)  Shares issuable upon exercise of options.

(8) E.L. Hahn retired as Senior Vice President, Finance and Treasurer of the Company effective December 31, 1999.

(9)  Includes 37,500 shares issuable upon exercise of options.

(10) R.J. Stefure is Vice President and Controller of the Company.

(11) Includes 23,334 shares issuable upon exercise of options.

(12) Includes 563,960 shares issuable upon exercise of options.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held four regularly scheduled and six additional meetings during the year ended December 31, 1999. With the exception of one director's unavoidable absence from one meeting held by telephone, each member of the Board of Directors including those nominated for election attended all of the meetings of the Board of Directors and all of the meetings of the committees on which the member served during 1999. The Company has standing Audit, Compensation, Nominating and Corporate Governance, Pension and Reserve Committees of the Board of Directors. The members of the committees are appointed by the full Board upon recommendation of the Nominating and Corporate Governance Committee. All of the members of all of the committees are independent unrelated directors. Mr. Mitchell serves as non-executive Chairman of the Board.

AUDIT COMMITTEE

The Audit Committee, which during 1999 consisted of L.G. Munin as Chairman and J.E. Maybin, D.E. Mitchell and S.T. Peeler, held five meetings during 1999. The primary function of the Audit Committee is to assist the Board of Directors in providing corporate oversight in the areas of financial reporting, internal control and the audit process. The Committee regularly meets alone with Company personnel and with the independent auditors. The independent auditors have access to the Committee at any time. The Committee recommends to the Board for its approval the financial statements and the annual appointment of external auditors.

COMPENSATION COMMITTEE

The Compensation Committee is comprised of S.T. Peeler as Chairman and H.J. Kelly, J.E. Maybin, and D.E. Mitchell. The primary function of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities by reviewing compensation matters and making recommendations to the Board. This Committee considers and recommends to the Board for approval directors compensation, appointment and remuneration of officers and transactions under the Company's share option plan. It also reviews compensation and benefits budgets, plans and policies, salaries of certain non-officer employees and succession planning. The Compensation Committee met twice in 1999.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is comprised of J.E. Maybin as Chairman and D.E. Mitchell, L.G. Munin and S.T. Peeler. This Committee assists the Board by reviewing corporate governance and Board nomination matters and making recommendations to the Board as appropriate. The Committee met once during 1999 to consider the size and composition of the Board of Directors, nominees for the election of directors at the 1999 annual meeting and corporate governance practices.

PENSION COMMITTEE

The Pension Committee is comprised of H.J. Kelly as Chairman, J.E. Maybin, D.E. Mitchell and S.T. Peeler. E.L. Hahn was a member of the Committee until his retirement at year-end. This Committee reviews generally and makes recommendations to the Board of Directors with regard to the Company's retirement plans, related agreements and the appointment and performance of retirement fund investment managers. This committee met once during 1999.

RESERVE COMMITTEE

The Reserve Committee is comprised of D.E. Mitchell as Chairman, H.J. Kelly, J.E. Maybin and S.T. Peeler. The committee acts in an advisory capacity to the Board. Its primary function is to review the externally disclosed oil and gas reserve estimates of the Company. The committee reviews the reports of the independent engineers charged with evaluating the Company's reserves and also reviews the selection of the independent engineers and the scope of their work.

ELECTION OF DIRECTORS

The Articles of the Company provide that directors are elected and retire in rotation. Directors are elected to hold office until the close of the third ensuing annual meeting. At each annual meeting approximately one-third of the board is elected. Effective upon the termination of the forthcoming annual meeting, the terms of Stephen C. Hurley, John E. Maybin and Esther S. Ondrack will expire. It is proposed that three directors be elected for the ensuing three years. Management will place before the annual meeting as nominees Stephen
C. Hurley, John E. Maybin and Esther S. Ondrack and PROXIES GIVEN PURSUANT TO THIS SOLICITATION BY MANAGEMENT WILL BE VOTED FOR THE ELECTION OF SAID NOMINEES UNLESS INDICATED OTHERWISE. While management knows of no reason why the said nominees will be unable or unwilling to serve as directors, if for any reason they shall be unable or unwilling to serve, it is intended that proxies given pursuant to this solicitation by management will be voted for substitute nominees selected by management.

Information is given below with respect to the nominees and the directors whose terms of office as directors will continue after the meeting.

=================================================================================================================
NAME AND PRINCIPAL OCCUPATION                                           SERVED AS DIRECTOR SINCE     TERM EXPIRES
-----------------------------------------------------------------------------------------------------------------
STEPHEN C. HURLEY, Dallas, Texas
Senior Vice President and Chief Operating Officer of the Company(1)             1997                      2003(2)
-----------------------------------------------------------------------------------------------------------------
HUGH J. KELLY, Mandeville, Louisiana
Corporate Director and Consultant(3)                                            1989                      2002
-----------------------------------------------------------------------------------------------------------------
JOHN E. MAYBIN, Calgary, Alberta
Corporate Director                                                              1991                      2003(2)
-----------------------------------------------------------------------------------------------------------------
STANLEY A. MILNER, A.O.E., L.L.D., Edmonton, Alberta
President and Chief Executive Officer of the Company(4)                         1988                      2001
-----------------------------------------------------------------------------------------------------------------
DAVID E. MITCHELL, O.C., Calgary, Alberta
Chairman Emeritus of Alberta Energy Company Ltd.                                1989                      2001
-----------------------------------------------------------------------------------------------------------------
LOUIS G. MUNIN, Dallas, Texas
Corporate Director and Financial Consultant(5)                                  1989                      2002
-----------------------------------------------------------------------------------------------------------------
ESTHER S. ONDRACK, Spruce Grove, Alberta
Senior Vice President and Secretary of the Company(6)                           1988                      2003(2)
-----------------------------------------------------------------------------------------------------------------
STUART T. PEELER, Tucson, Arizona
Corporate Director and Petroleum Industry Consultant(7)                         1989                      2002
=================================================================================================================

(1) S.C. Hurley joined the Company as Senior Vice President and Chief Operating Officer in September, 1995. From 1991 to 1995 he was Vice President Exploration of Murphy Exploration and Production Company.

(2)  Date when proposed term of office will expire.

(3)  H.J. Kelly is a director of Gulf Island Fabrication Inc. and Tidewater Inc.

(4)  S.A. Milner is Chairman of the Board of Alberta Energy Company Ltd.

(5) L.G. Munin is a director of Lafarge Canada Inc. and Walden Residential Properties, Inc.

(6)  E.S. Ondrack was Vice President and Secretary of the Company until June,
     1995.

(7)  S.T. Peeler is a director of Homestake Mining Company.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation paid, during each of the Company's three most recently completed fiscal years, to the Chief Executive Officer and the Company's next four most highly compensated executive officers (collectively "Named Executive Officers").

====================================================================================================================================
                                                 SUMMARY COMPENSATION TABLE (U.S.$)
------------------------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation                    Long-Term Compensation
                                     -------------------------------------  --------------------------------------
                                                                                    Awards
                                                                            -------------------------
                                                                            Securities     Restricted
                                                                              Under          Shares       Payouts
    Name and                                                    Other        Options           or         -------
    Principal                                                   Annual       and SARs      Restricted      LTIP        All Other
    Position                 Year      Salary       Bonus    Compensation    Granted       Share Units    Payouts    Compensation(1)
                                         ($)         ($)          ($)          (#)            ($)           ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Stanley A. Milner            1999      365,803     375,000        (2)         45,000           -             -           95,073
President and                1998      355,000     100,000        (2)          5,000           -             -           88,561
Chief Executive Officer      1997      320,273     250,000        (2)         25,000           -             -           83,568
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Hurley            1999      293,124     275,000        (2)          5,000           -             -           67,765
Senior Vice President and    1998      283,875      70,000        (2)         30,000           -             -           64,085
Chief Operating Officer      1997      245,946     185,000        (2)         25,000           -             -           52,317
------------------------------------------------------------------------------------------------------------------------------------
Edward L. Hahn(3)            1999      110,325      76,000        (2)          2,500           -             -           36,191
Senior Vice President        1998      142,655      21,500        (2)              -           -             -           44,258
Finance and Treasurer        1997      136,176      40,000        (2)         10,000           -             -           34,755
------------------------------------------------------------------------------------------------------------------------------------
Esther S. Ondrack            1999      133,166      66,000        (2)         32,500           -             -           42,233
Senior Vice President        1998      129,231      19,500        (2)          5,000           -             -           40,142
and Secretary                1997      122,157      40,000        (2)         15,000           -             -           30,517
------------------------------------------------------------------------------------------------------------------------------------
Ronald J. Stefure            1999       98,708      43,000        (2)         15,000           -             -           62,034
Vice President               1998       95,790      14,500        (2)              -           -             -           25,364
and Controller               1997       95,570      35,000        (2)          9,000(4)        -             -           21,063
====================================================================================================================================

(1) The amounts in this column represent Company contributions to the defined contribution retirement plans, the savings plan and the life insurance plan in which plans the Named Executive Officers participate on the same basis as all other employees. Such amounts do not include directors fees paid to each of S.A. Milner and E.S. Ondrack, ($24,000 in 1997 and $25,000 in 1998 and
    1999), and S.C. Hurley ($9,423 in 1997 and $25,000 in each of 1998 and
    1999).
(2) The value of perquisites and benefits for each of the Named Executive Officers is not greater than the lesser of C$50,000 and 10% of total annual salary and bonus.
(3) E.L. Hahn served on a part-time basis for a portion of the year and retired on December 31, 1999.
(4) Includes 4,000 Share Appreciation Rights ("SARs") and 5,000 share options.


The following table sets forth information regarding grants of share options to the Named Executive Officers during the financial year ended December 31, 1999.

                                                     OPTION GRANTS DURING 1999
====================================================================================================================================
                         Number of Shares        % of Total Options      Exercise         Grant Date
Name                   Under Options Granted      Granted in 1999        Price(1)        Present Value(2)        Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
Stanley A. Milner              5,000                     2.8              $11.43            $ 29,650               Mar. 10, 2009
                              40,000(3)                 22.2               13.50             284,400               Apr. 12, 2009
Stephen C. Hurley              5,000                     2.8               11.43              29,650               Mar. 10, 2009
Edward L. Hahn                 2,500(3)                  1.4               13.50              17,775               Apr. 12, 2009
Esther S. Ondrack              5,000                     2.8               11.43              29,650               Mar. 10, 2009
                              27,500(3)                 15.3               13.50             195,525               Apr. 12, 2009
Ronald J. Stefure             15,000(3)                  8.3               18.31             153,000               Nov.  9, 2009
====================================================================================================================================

(1) Not less than closing market value of shares underlying options on trading day prior to date of grant.
(2) The grant date present values were calculated using the Black-Scholes option pricing model using an expected volatility of 28%, a risk free rate of 5.81%, no dividend yields and ten year option lives, all on a weighted average basis.
(3) Option granted following the expiry of unexercised option granted in 1989 on the same number of shares.


The options are exercisable as to one-third of the granted amount on and after each of the first three anniversaries of the date of grant. Exercisability of options accelerates in certain events, including death, disability, retirement and a change in control of the Company. The exercisability of options is contingent upon continued service except that options exercisable on the date of termination of employment may be exercised thereafter under certain conditions.

No options were exercised by the Named Executive Officers in 1999. The following table shows the value, on December 31, 1999, of the unexercised options held by the Named Executive Officers.

====================================================================================================================================
                                SHARE OPTION EXERCISES IN 1999 AND YEAR-END 1999 SHARE OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                Unexercised Options held on        Value of Unexercised in-the-Money
                                                                      December 31, 1999               Options on December 31, 1999
                      Securities Acquired     Aggregate Value   -----------------------------       --------------------------------
       Name              on Exercise            Realized ($)    Exercisable     Unexercisable       Exercisable        Unexercisable
-----------------     -------------------     ---------------   -----------     -------------       -----------        -------------
Stanley A. Milner             --                    --              113,332          56,668         $   263,950        $     179,100
Stephen C. Hurley             --                    --              100,165          33,335             150,000               29,100
Edward L. Hahn                --                    --               31,666           5,834              64,250                9,375
Esther S. Ondrack            --                    --               66,666          40,834             119,150              132,225
Ronald J. Stefure             --                    --               23,334          16,666              54,900                 --
====================================================================================================================================

CHANGE IN CONTROL AGREEMENTS

The Company has agreements with certain employees, including the Named Executive Officers, requiring that if, under certain circumstances, following a change in control of the Company, employment is terminated, the employee will receive a severance payment equal to two times the employee's average annual base salary during the previous three years and certain benefits for a two year period following termination of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is responsible for reviewing compensation policies and practices of the Company, both generally and in specific relation to the appointment and compensation of the officers and certain members of senior management, as described under "Committees and Meetings of the Board of Directors."

Compensation of the Company's employees, including officers and senior management is comprised of salary, performance bonuses, various benefit plans, including a retirement plan and a savings plan and stock options. Compensation plans are designed to provide competitive levels of compensation which will attract and retain competent, motivated personnel who will perform to their potential to increase the value of the Company for the benefit of the shareholders.

Salaries are reviewed annually in relation to the achievement of both corporate and individual performance objectives and with a view to achieving and maintaining external competitiveness and internal equity. Grants are made under the Share Option Plan in the discretion of the Board of Directors on the advice of the Compensation Committee and vary as to timing and amount with the responsibilities and performance of the individual.

The compensation of the President and Chief Executive Officer of the Company, Mr. Stanley A. Milner, is comprised of the same components and is determined in the same manner as that of the other executive officers.

Submitted on behalf of the Compensation Committee:  Stuart T. Peeler, Chairman
                                                    Hugh J. Kelly
                                                    John E. Maybin
                                                    David E. Mitchell

The Board of Directors has accepted all recommendations of the Compensation Committee.

PERFORMANCE GRAPHS(1)

The graphs which follow assume that C$100 was invested (A) on April 30, 1989, when the Company ("CII") commenced operations, in the Company's common shares and in The Toronto Stock Exchange ("TSE") Oil and Gas Producers Index, and (B) on December 31, 1994 in the Company's common shares, the TSE Oil and Gas Producers Index and the TSE 300 Composite Index.

            (A) CUMULATIVE VALUE OF C$100 INVESTED ON APRIL 30, 1989

                                    [GRAPH]


----------------------------------------------------------------------------------------------------------------------------
            Apr. 30,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
              1989      1989      1990      1991      1992      1993     1994     1995     1996     1997     1998     1999
----------------------------------------------------------------------------------------------------------------------------
CII C$        100       144       137       101       137       135       91      149      224      189      143      155
----------------------------------------------------------------------------------------------------------------------------
TSE C&GP      100       113       102        87        93       129      117      136      187      167      117      143
----------------------------------------------------------------------------------------------------------------------------


           (B) CUMULATIVE VALUE OF C$100 INVESTED ON DECEMBER 31, 1994

                                    [GRAPH]


--------------------------------------------------------------------------------------------------------------------------------
           Dec. 31, 1994       Dec. 31, 1995        Dec. 31, 1996          Dec. 31, 1997       Dec. 31, 1998       Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
CII C$          100                 164                  246                    208                 158                 171
--------------------------------------------------------------------------------------------------------------------------------
TSE O&GP        100                 116                  160                    143                 100                 122
--------------------------------------------------------------------------------------------------------------------------------
TSE 300         100                 115                  147                    169                 166                 219
--------------------------------------------------------------------------------------------------------------------------------

(1) Reinvestment of dividends is assumed in all cases. The graphs were plotted using the data shown below each graph.

The following graphs assume that U.S.$100 was invested (C) on April 30, 1989, when the Company ("CII") commenced operations, in the Company's common shares and in the American Stock Exchange ("AMEX") Natural Resources Index and (D) on December 31, 1994 in the Company's common shares, the AMEX Natural Resources Index and the AMEX Total Return Index. The AMEX Natural Resources Index was reconfigured effective December 31, 1995.

           (C) CUMULATIVE VALUE OF U.S.$100 INVESTED ON APRIL 30, 1989

                                    [GRAPH]


------------------------------------------------------------------------------------------------------------------------------------
              Apr. 30,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                1989      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
------------------------------------------------------------------------------------------------------------------------------------
CII U.S.$       100       150       140       105       129       122        75       131       193       157       106       128
------------------------------------------------------------------------------------------------------------------------------------
AMEX Nat. Res.  100       115        96        84        73        91        90       100       123       132        86       116
------------------------------------------------------------------------------------------------------------------------------------


         (D) CUMULATIVE VALUE OF U.S.$100 INVESTED ON DECEMBER 31, 1994

                                    [GRAPH]


--------------------------------------------------------------------------------------------------------------------------------
                Dec. 31, 1994      Dec. 31, 1995       Dec. 31, 1996         Dec. 31, 1997      Dec. 31, 1998      Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
CII U.S.$            100                175                 257                   210                142                170
--------------------------------------------------------------------------------------------------------------------------------
AMEX Nat. Res.       100                101                 124                   133                 87                117
--------------------------------------------------------------------------------------------------------------------------------
AMEX Total Return    100                129                 131                   163                175                224
--------------------------------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

With effect from January 1, 1998, each Director receives an annual retainer of $25,000, which is paid in quarterly installments. Each non-executive Director is also paid at the rate of $1,000 for each Board meeting and committee meeting attended. In addition, the Chairman of the Board and the Chairman of each committee receives a chairman's retainer in the amount of $4,000 per year, paid in quarterly installments. Directors receive no compensation for the time required to prepare for or travel to or from Board or committee meetings. The Company reimburses reasonable out-of-pocket expenses incurred by Directors. On March 11, 1999, each of the Directors was granted an option on 5,000 common shares at the exercise price of $11.43 per share.

APPOINTMENT OF AUDITORS

As set forth in the notice, action will be taken at the meeting to provide for the appointment of auditors until the close of the next annual meeting. THE PROXIES HEREBY SOLICITED WILL BE EXERCISED IN FAVOR OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP which firm and its predecessor, Price Waterhouse, have been the Company's auditors since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting.

APPROVAL OF AMENDMENT TO SHARE OPTION PLAN

DESCRIPTION OF THE PLAN

The Share Option Plan (the "Plan") provides for the granting of share options to such employees and directors of and consultants to the Company and its subsidiaries as are designated by the Board of Directors upon the advice of the Compensation Committee. All employees (including officers), consultants and directors are eligible.

The amount of any option granted is determined by the Board of Directors upon the advice of the Compensation Committee. There are no limitations as to the number of shares with respect to which an option may be granted to any one optionee except that no optionee is permitted to hold options to purchase more than 5% of the issued and outstanding common shares of the Company. Shares in respect of which options have terminated without exercise are available for the granting of options.

Options granted under the Plan expire no later than the tenth anniversary of the date of grant and are cumulatively exercisable as to one-third of the shares subject thereto on and after each of the first three anniversary dates of the date of grant. The exercise price must be no less than the market price, as defined in the Plan, at the time the option is granted.

The exercise of an option is contingent upon continued employment with exceptions in certain events including death, disability or retirement and in any such event the option is fully exercisable. The exercisability of options is also accelerated in the event an offer is made which would, if successful, result, in the opinion of the Board, in a change of control of the Company; or in any event which, in the opinion of the Board, warrants acceleration. Options are not transferable.

Note 4 of the Notes to Financial Statements of the Company for the year ended December 31, 1999 contains information on activity in the Plan.

PROPOSED PLAN AMENDMENT

On March 15, 2000, the Board of Directors approved an amendment to the Company's Share Option Plan, subject to approval of the shareholders, fixing the number of shares reserved for issuance under the Plan at 1,500,000. The number of shares reserved for issuance under the Plan was last fixed at 1,300,000 in 1996.

The Plan requires that the number of shares reserved for issuance shall not exceed 10% of the total number of issued and outstanding shares of the Company. The following table shows the number of Common Shares reserved for the Plan, before and after the proposed amendment, as at February 29, 2000, as of which date the number of Common Shares issued and outstanding was 16,224,059.

-----------------------------------------------------------------------------------------------------------------------------------
                                      COMMON SHARES RESERVED        COMMON SHARES RESERVED FOR        MAXIMUM COMMON SHARES
                                      FOR OUTSTANDING OPTIONS        FUTURE EVENTS OF OPTIONS         RESERVED FOR OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------

Currently approved                          1,119,189                        11,018                         1,130,207
-----------------------------------------------------------------------------------------------------------------------------------
Proposed Increase                               -                           369,793                           369,793
-----------------------------------------------------------------------------------------------------------------------------------
Total                                       1,119,189                       380,811                         1,500,000
-----------------------------------------------------------------------------------------------------------------------------------
% of Outstanding Common Shares                   6.9%                          2.3%                              9.2%
-----------------------------------------------------------------------------------------------------------------------------------

The Board of Directors believes it is in the interest of the Company to provide incentives to the employees, consultants and directors in the form of options on Common Shares of the Company. The Board recommends that the shareholders approve the following resolution:

     RESOLVED THAT:

     1. An amendment to the Chieftain International, Inc. Share Option Plan (the "Plan"), as described in the Information Circular dated March 15, 2000, be and is hereby approved; and

     2. Any offer of the Company be and is hereby authorized, for and on behalf of the Company, to execute and deliver such documents and instruments and to take such actions as such officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument and the taking of any such action.

OTHER MATTERS

To the knowledge of the directors and management of the Company, there is no business to be presented for action by the shareholders at the meeting to which this Information Circular relates other than that mentioned herein or in the Notice of Meeting.

The date by which shareholder proposals must be received by the Company for inclusion in the information circular and proxy form relating to the 2001 annual meeting is December 1, 2000.

ADDITIONAL INFORMATION

Shareholders may obtain copies of the Company's latest Annual Information Form and any documents incorporated therein by reference; the Company's latest Annual Report on Form 10-K and any documents incorporated therein by reference; the Company's audited Consolidated Financial Statements for the year ended December 31, 1999 and any interim financial statements issued subsequent thereto, and this Information Circular from the Secretary of the Company at 1201 TD Tower, 10088-102 Avenue, Edmonton, Alberta, T5J 2Z1, Canada.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.





/s/ S.A. Milner
---------------------------------------
S.A. Milner, A.O.E., LL.D.
President and Chief Executive Officer
and Chief Financial Officer

Edmonton, Alberta
March 15, 2000

                         CHIEFTAIN INTERNATIONAL, INC.
                       1201 TD TOWER, 10088 - 102 AVENUE
                           EDMONTON, ALBERTA T5J 2Z1
                                     CANADA
                            TELEPHONE: (780)425-1950
                            FACSIMILE: (780)429-4681

                              INSTRUMENT OF PROXY

         PROXY SOLICITED ON BEHALF OF MANAGEMENT FOR THE ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD ON MAY 25, 2000

The undersigned shareholder of CHIEFTAIN INTERNATIONAL, INC. (the "Company"), revoking any proxy heretofore given, hereby nominates, constitutes and appoints STANLEY A. MILNER, President and Chief Executive Officer, or failing him, ESTHER
S. ONDRACK, Senior Vice President and Secretary, or, instead of either of them, ______________________ as proxy of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of the Company to be held on the 25th day of May, 2000, and any and all adjournments thereof and to vote and otherwise act thereat for and on behalf of and in the name of the undersigned, as indicated below:

1. to vote FOR [ ] or WITHHOLD vote on [ ] the election as directors of the nominees named in the Information Circular dated March 15, 2000, to hold office until the annual meeting of shareholders in the year 2003, such nominees being Stephen C. Hurley; John E. Maybin and Esther S. Ondrack;

2. to vote FOR [ ] or WITHHOLD vote on [ ] the appointment of PricewaterhouseCoopers LLP as auditors of the Company;

3. to vote FOR [ ] or AGAINST [ ] approval of the amendment of the Share Option Plan referred to in the Information Circular dated March 15, 2000;

4. to vote in his or her discretion upon any amendments and/or variations to the matters identified in the notice of meeting and upon such other business as may properly come before the meeting or any and all adjournments thereof;

the undersigned hereby ratifying and confirming all that the said proxy may do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT WHICH RECOMMENDS VOTING FOR ALL ITEMS. THIS PROXY WILL BE VOTED AS SPECIFIED AND IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.


------------------------------------
              (Date)


------------------------------------
     (Signature of Shareholder)


The instrument appointing a proxy shall
be in writing and shall be executed by
the shareholder or his or her attorney
authorized in writing. If the shareholder is a corporation, the instrument must be signed by a duly authorized officer or attorney.

A shareholder who has given a proxy in
the above form has the power to revoke it.
Procedures for revocation are described in the Information Circular.

THE PERSONS DESIGNATED IN THE ABOVE FORM
OF PROXY ARE OFFICERS AND DIRECTORS OF THE
COMPANY. A SHAREHOLDER HAS THE RIGHT TO
APPOINT SOME OTHER PERSON, WHO NEED NOT BE
A SHAREHOLDER, TO REPRESENT HIM OR HER AT
THE MEETING, AND HE OR SHE MAY EXERCISE
THIS RIGHT BY INSERTING SUCH OTHER PERSON'S
NAME IN THE BLANK SPACE PROVIDED IN THE
FORM OF PROXY.

PLEASE FILL OUT, DATE, SIGN AND RETURN THE
PROXY PROMPTLY, USING THE ENCLOSED
ENVELOPE, TO CIBC MELLON TRUST COMPANY.